Exhibit 99.2

Assured Guaranty Ltd. Financial Supplement

Third Quarter Ended September 30, 2008

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (“Assured” or “the Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2007, June 30, 2007, September 30, 2007, March 31, 2008 and June 30, 2008 and our 10-K for the year ended December 31, 2007.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward looking statements, including its calculations of adjusted book value, present value of insurance and credit derivative gross written premiums (“PVP”), net present value of estimated future installment premiums in force, total estimated net future premium earnings, and statements regarding losses, pricing, ratings, capital adequacy and the growth of the direct business could be affected by many events.  These events include a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments or volatility in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserves, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars in millions, except per share amounts)

	Quarter Ended		% Change	Nine Months Ended		% Change
	September 30,		versus	September 30,		versus
	2008	2007	3Q-07	2008	2007	YTD 2007
Gross written premiums (GWP) analysis:

Present value of insurance and credit derivative GWP (PVP) (a)	$139.4	$165.5	(16)%	$694.9	$397.5	75%
Less: PVP of credit derivatives	1.1	90.8	(99)%	146.9	170.4	(14)%
PVP of financial guaranty GWP	138.3	74.7	85%	548.0	227.1	141%
Less: Financial guaranty installment premium PVP	37.8	27.2	39%	85.9	97.8	(12)%
Total: Financial guaranty upfront GWP	100.5	47.5	112%	462.1	129.3	257%
Plus: Upfront premium due to commutation	(20.8)	—	NM	(20.8)	—	NM
Plus: Financial guaranty installment GWP	32.9	19.4	70%	88.9	59.6	49%
Total financial guaranty GWP	112.6	66.9	68%	530.2	188.9	181%
Plus: Mortgage guaranty segment GWP	0.2	1.4	(86)%	0.7	2.9	(76)%
Plus: Other segment GWP	—	0.1	NM	3.5	3.5	0%
Total GWP per income statement	$112.8	$68.5	65%	$534.4	$195.4	173%

Net (loss) income	$(63.3)	$(115.0)	(45)%	$312.7	$(43.2)	NM
Less: After-tax realized losses on investments	(17.1)	(0.2)	NM	(15.9)	(1.7)	NM
Less: After-tax unrealized (losses) gains on credit derivatives (1)	(79.6)	(164.2)	(52)%	243.9	(184.5)	NM
Plus: After-tax incurred losses on credit derivatives (2)	(7.4)	(1.3)	NM	(13.6)	(2.0)	NM
Operating income (b)	$26.0	$48.2	(46)%	$71.0	$141.0	(50)%

Book value	$2,089.9	$1,604.4	30%
Plus: Net unearned premium reserve, after tax (3)	1,037.4	604.9	71%
Plus: Net unearned revenue on credit derivatives, after tax (4)	14.5	9.3	56%
Plus: Net present value of estimated future installment premiums in-force, after tax (d)	717.5	525.8	36%
Less: Deferred acquisition costs (DAC), after tax	264.4	200.3	32%
Adjusted book value (c)	$3,595.1	$2,544.1	41%

ROE, excluding AOCI	(11.5)%	(28.2)%		22.1%	(3.6)%
Operating ROE, excluding AOCI and after-tax unrealized (losses) gains on credit derivatives (b)	4.4%	11.4%		4.3%	11.4%

Per diluted share:
Net (loss) income	$(0.70)	$(1.70)	(59)%	$3.55	$(0.64)	NM
Less: After-tax realized losses on investments	(0.19)	—	NM	(0.18)	(0.03)	NM
Less: After-tax unrealized (losses) gains on credit derivatives (1)	(0.88)	(2.42)	(64)%	2.77	(2.72)	NM
Plus: After-tax incurred losses on credit derivatives (2)	(0.08)	(0.02)	300%	(0.15)	(0.03)	400%
Operating income (b)	$0.28	$0.70	(60)%	$0.81	$2.04	(60)%

Book value	$22.98	$23.69	(3)%
Plus: Net unearned premium reserve, after tax (3)	11.41	8.93	28%
Plus: Net unearned revenue on credit derivatives, after tax (4)	0.16	0.14	14%
Plus: Net present value of estimated future installment premiums in-force, after tax (d)	7.89	7.76	2%
Less: DAC, after tax	2.91	2.96	(2)%
Adjusted book value (c)	$39.53	$37.57	5%

Book value, excluding net unrealized mark-to-market gains (losses) on credit derivatives(5)	$25.06	$25.89	(3)%
Adjusted book value, excluding net unrealized mark-to-market gains (losses) on credit derivatives(5)	$41.61	$39.77	5%

Consolidated net debt service outstanding	$355,712	$226,258	57%
Consolidated net par outstanding	227,342	153,695	48%
Consolidated claims-paying resources	5,082	3,705	37%
Gross par written	10,776	15,320	(30)%	48,859	38,992	25%

(1) The quarter and nine months ended September 30, 2008 included a fair value after-tax gain of $4.5 million, or $0.05 per diluted share, and $15.8 million, or $0.18 per diluted share, respectively, related to Assured Guaranty Corp.’s committed capital securities.

(2)  Company’s estimate of incurred losses included in the mark to market unrealized loss on credit derivatives.

(3)  Unearned premium reserve (UPR) less pre-paid reinsurance premiums, after tax.

(4)  Unearned revenue less pre-paid reinsurance premiums on credit derivatives, after tax.

(5)  Represents a fair value component of the Company’s credit derivative contracts, which are included in credit derivative asset or liability line on the balance sheet, and committed capital securities.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Income Statements

(dollars and shares in millions, except per share amounts)

	Quarter Ended		% Change	Nine Months Ended		% Change
	September 30,		versus	September 30,		versus
	2008	2007	3Q-07	2008	2007	YTD 2007

Revenues
Gross written premiums	$112.8	$68.5	65%	$534.4	$195.4	173%

Net written premiums	111.5	60.4	85%	521.8	180.3	189%

Net earned premiums	85.5	38.6	122%	184.0	113.6	62%
Net investment income	43.4	31.8	36%	120.2	94.2	28%
Realized gains and other settlements on credit derivatives	30.0	17.8	69%	89.4	52.1	72%
Incurred losses on credit derivatives	(10.1)	(1.8)	NM	(18.9)	(3.0)	NM
Other income	0.3	0.4	(25)%	0.4	0.4	0%
Total revenues	149.1	86.8	72%	375.1	257.3	46%

Expenses
Loss and loss adjustment expenses (recoveries)	82.5	2.0	NM	175.8	(11.8)	NM
Profit commission expense	(1.4)	1.1	NM	0.8	3.6	(78)%
Acquisition costs	19.3	10.4	86%	43.0	32.1	34%
Other operating expenses	21.6	19.9	9%	69.9	59.4	18%
Interest and related expenses	7.3	6.5	12%	21.4	19.6	9%
Total expenses	129.3	39.8	225%	310.9	102.9	202%

Operating income before (benefit) provision for income taxes	19.8	46.9	(58)%	64.2	154.4	(58)%

Total (benefit) provision for income taxes	(6.2)	(1.3)	377%	(6.8)	13.4	NM

Operating income (b)	26.0	48.2	(46)%	71.0	141.0	(50)%

Plus: After-tax realized losses on investments	(17.1)	(0.2)	NM	(15.9)	(1.7)	NM
Plus: After-tax unrealized (losses) gains on credit derivatives (1)	(72.2)	(162.9)	(56)%	257.6	(182.5)	NM

Net (loss) income	$(63.3)	$(115.0)	(45)%	$312.7	$(43.2)	NM

Per diluted share
Operating income (b)	$0.28	$0.70	(60)%	$0.81	$2.04	(60)%
Plus: After-tax realized losses on investments	(0.19)	—	NM	(0.18)	(0.03)	NM
Plus: After-tax unrealized (losses) gains on credit derivatives (1)	(0.79)	(2.40)	(67)%	2.92	(2.69)	NM
Net (loss) income	$(0.70)	$(1.70)	(59)%	$3.55	$(0.64)	NM

Effect of refundings
Earned premiums from refundings	$31.7	$4.6	NM	$36.2	$15.9	NM
Operating income effect	$20.4	$2.2	NM	$22.7	$7.8	NM
Operating income per diluted share effect	$0.22	$0.03	NM	$0.26	$0.11	NM

Weighted average shares outstanding
Basic shares outstanding	90.9	67.8	34%	87.0	67.7	29%
Plus: effect of options	—	—	NM	0.3	—	NM
Plus: effect of restricted stock awards and units	—	—	NM	0.8	—	NM
Diluted shares outstanding - GAAP (2)	90.9	67.8	34%	88.1	67.7	30%
Plus: effect of options	—	0.6	NM	—	0.7	NM
Plus: effect of restricted stock	0.5	0.6	(17)%	—	0.6	NM
Diluted shares outstanding - non-GAAP (2)	91.5	68.9	33%	88.1	69.0	28%

Shares outstanding at the end of period	90.9	67.7	34%

(1) The quarter and nine months ended September 30, 2008 included a fair value after-tax gain of $4.5 million, or $0.05 per diluted share, and $15.8 million, or $0.18 per diluted share, respectively, related to Assured Guaranty Corp.’s committed capital securities.

(2) The calculations for weighted average diluted shares outstanding and weighted average basic shares outstanding for GAAP are the same due to the antidilutive effect of options and restricted stock as a result of the net loss for the quarter ended September 30, 2008 and the quarter and nine months ended September 30, 2007.  However, operating income, a non-GAAP financial measure, for both periods is positive, therefore the calculation of weighted diluted shares outstanding for operating income includes the dilutive effect of options and restricted stock.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Balance Sheets

(dollars in millions)

	As of :
	September 30,	December 31,
	2008	2007

Assets
Fixed maturity securities, at fair value	$3,160.6	$2,587.0
Short-term investments, at cost which approximates fair value	370.1	552.9
Total investments	3,530.7	3,139.9

Cash and cash equivalents	7.9	8.0
Accrued investment income	36.4	26.5
Deferred acquisition costs	292.2	259.3
Prepaid reinsurance premiums	19.9	13.5
Reinsurance recoverable on ceded losses	6.1	8.8
Premiums receivable	51.9	27.8
Goodwill	85.4	85.4
Credit derivative assets	180.0	5.5
Deferred tax asset	82.3	147.6
Current income taxes receivable	19.3	—
Salvage recoverable	38.0	8.5
Committed capital securities, at fair value	32.6	8.3
Receivables for securities sold	38.1	2.9
Other assets	22.0	20.8
Total assets	$4,442.7	$3,762.9

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$1,231.8	$887.2
Reserves for losses and loss adjustment expenses	165.9	125.6
Profit commissions payable	9.0	22.3
Reinsurance balances payable	9.9	3.3
Current income taxes payable	—	0.6
Funds held by Company under reinsurance contracts	29.5	25.4
Credit derivative liabilities	465.9	623.1
Senior notes	197.4	197.4
Series A Enhanced Junior Subordinated Debentures	149.8	149.7
Payables for securities purchased	21.9	0.9
Other liabilities	71.6	60.9
Total liabilities	2,352.7	2,096.4

Shareholders’ equity
Common stock	0.9	0.8
Additional paid-in capital	1,282.0	1,023.9
Retained earnings	886.0	585.3
Accumulated other comprehensive (loss) income	(78.9)	56.6
Total shareholders’ equity	2,089.9	1,666.6

Total liabilities and shareholders’ equity	$4,442.7	$3,762.9

Assured Guaranty Ltd.

Segment Consolidation (page 1 of 2)

(dollars in millions)

	Quarter Ended September 30, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP(a):
U.S. public finance	$67.7	$39.5	$—	$107.2		$107.2
U.S. structured finance	14.5	—	—	14.5		14.5
International	—	17.7	—	17.7		17.7
Total PVP	$82.2	$57.2	$—	$139.4		$139.4

Income statement:
Gross written premiums	$71.4	$41.2	$0.2	$112.8	$—	$112.8
Net written premiums	70.0	41.2	0.2	111.5	—	111.5

Net earned premiums	26.9	57.4	1.2	85.5	—	85.5
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	28.4	2.1	—	30.5	—	30.5
Net credit derivative recoveries (losses)	—	—	—	—	—	—
Ceding commissions income (expense), net	0.2	(0.7)	—	(0.5)	—	(0.5)
Total realized gains and other settlements on credit derivatives	28.6	1.4	—	30.0	—	30.0
Total revenues	55.5	58.8	1.2	115.5	—	115.5

Loss and loss adjustment expenses (recoveries)	65.9	15.5	1.0	82.5	—	82.5
Incurred losses on credit derivatives	10.1	—	—	10.1	—	10.1
Total loss and loss adjustment expenses (recoveries)	76.0	15.5	1.0	92.6	—	92.6
Profit commission expense	—	(1.5)	0.1	(1.4)	—	(1.4)
Acquisition costs	4.0	15.1	0.1	19.3	—	19.3
Operating expenses	15.4	5.6	0.5	21.6	—	21.6
Total underwriting expenses	$95.5	$34.8	$1.7	$132.0	$—	$132.0

Underwriting (loss) gain	$(40.0)	$24.0	$(0.5)	$(16.5)	$—	$(16.5)

Loss and loss adjustment expense ratio (e)	137.5%	26.1%	81.0%	79.8%		79.8%
Expense ratio (e)	34.8%	33.5%	59.3%	34.4%		34.4%
Combined ratio (e)	172.3%	59.6%	140.3%	114.2%		114.2%

	Quarter Ended September 30, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$10.3	$10.0	$—	$20.3		$20.3
U.S. structured finance	77.0	3.0	—	80.0		80.0
International	45.4	19.8	—	65.2		65.2
Total PVP	$132.7	$32.8	$—	$165.5		$165.5

Income statement:
Gross written premiums	$43.1	$23.8	$1.4	$68.4	$0.1	$68.5
Net written premiums	35.1	23.8	1.4	60.4	—	60.4

Net earned premiums	14.1	21.6	2.9	38.6	—	38.6
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	17.6	—	—	17.6	—	17.6
Net credit derivative recoveries (losses)	0.0	—	—	0.0	—	0.0
Ceding commissions income (expense), net	0.1	—	—	0.1	—	0.1
Total realized gains and other settlements on credit derivatives	17.8	—	—	17.8	—	17.8

Total revenues	31.8	21.6	2.9	56.3	—	56.3

Loss and loss adjustment expenses (recoveries)	4.7	(3.4)	0.8	2.0	—	2.0
Incurred losses on credit derivatives	1.8	—	—	1.8	—	1.8
Total loss and loss adjustment expenses (recoveries)	6.4	(3.4)	0.8	3.8	—	3.8
Profit commission expense	—	0.8	0.4	1.1	—	1.1
Acquisition costs	2.5	7.7	0.2	10.4	—	10.4
Operating expenses	15.1	4.5	0.3	19.9	—	19.9
Total underwriting expenses	$24.0	$9.6	$1.6	$35.0	$—	$35.0

Underwriting gain	$7.8	$12.1	$1.3	$21.2	$—	$21.2

Loss and loss adjustment expense ratio (e)	20.2%	(15.9)%	26.5%	6.7%		6.7%
Expense ratio (e)	55.2%	60.1%	27.5%	55.7%		55.7%
Combined ratio (e)	75.4%	44.2%	54.0%	62.4%		62.4%

(1)  Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Segment Consolidation (2 of 2)

(dollars in millions)

	Nine Months Ended September 30, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP(a):
U.S. public finance	$374.3	$86.1	$—	$460.4		$460.4
U.S. structured finance	137.7	7.2	—	144.9		144.9
International	66.8	22.8	—	89.6		89.6
Total PVP	$578.8	$116.1	$—	$694.9		$694.9

Income statement:
Gross written premiums	$415.6	$114.6	$0.7	$531.0	$3.5	$534.4
Net written premiums	406.7	114.4	0.7	521.8	—	521.8

Net earned premiums	65.0	114.8	4.4	184.0	—	184.0
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	86.4	3.4	—	89.8	—	89.8
Net credit derivative recoveries (losses)	—	—	—	—	0.4	0.4
Ceding commissions income (expense), net	0.3	(1.1)	—	(0.8)	—	(0.8)
Total realized gains and other settlements on credit derivatives	86.7	2.3	—	89.0	0.4	89.4

Total revenues	151.7	117.1	4.4	273.1	0.4	273.4

Loss and loss adjustment expenses (recoveries)	130.0	46.0	1.1	177.1	(1.5)	175.8
Incurred losses on credit derivatives	18.9	—	—	18.9	—	18.9
Total loss and loss adjustment expenses (recoveries)	148.9	46.0	1.1	196.0	(1.5)	194.7
Profit commission expense	—	0.5	0.3	0.8	—	0.8
Acquisition costs	10.1	32.5	0.3	43.0	—	43.0
Operating expenses	51.9	16.0	1.9	69.9	—	69.9
Total underwriting expenses	$210.9	$95.1	$3.6	$309.6	$(1.5)	$308.3

Underwriting (loss) gain	$(59.2)	$22.0	$0.8	$(36.4)	$1.9	$(34.6)

Loss and loss adjustment expense ratio (e)	98.4%	38.9%	25.0%	71.6%		70.9%
Expense ratio (e)	40.7%	42.4%	57.5%	41.8%		41.8%
Combined ratio (e)	139.1%	81.3%	82.5%	113.4%		112.7%

	Nine Months Ended September 30, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$34.5	$28.8	$—	$63.4		$63.4
U.S. structured finance	171.8	9.5	—	181.2		181.2
International	114.1	38.9	—	153.0		153.0
Total PVP	$320.4	$77.1	$—	$397.5		$397.5

Income statement:
Gross written premiums	$120.9	$68.0	$2.9	$191.9	$3.5	$195.4
Net written premiums	109.6	67.8	2.9	180.3	—	180.3

Net earned premiums	38.1	67.2	8.3	113.6	—	113.6
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	50.7	—	—	50.7	—	50.7
Net credit derivative recoveries (losses)	0.1	—	—	0.1	1.3	1.3
Ceding commissions income (expense), net	0.1	—	—	0.1	—	0.1
Total realized gains and other settlements on credit derivatives	50.9	—	—	50.9	1.3	52.1

Total revenues	89.0	67.2	8.3	164.4	1.3	165.7

Loss and loss adjustment expenses (recoveries)	6.4	(19.2)	1.0	(11.8)	—	(11.8)
Incurred losses on credit derivatives	3.0	—	—	3.0	—	3.0
Total loss and loss adjustment expenses (recoveries)	9.4	(19.2)	1.0	(8.8)	—	(8.8)
Profit commission expense	—	2.2	1.5	3.6	—	3.6
Acquisition costs	7.7	24.0	0.4	32.1	—	32.1
Operating expenses	45.5	12.8	1.0	59.4	—	59.4
Total underwriting expenses	$62.7	$19.8	$3.8	$86.3	$—	$86.3

Underwriting gain	$26.3	$47.4	$4.4	$78.2	$1.3	$79.4

Loss and loss adjustment expense ratio (e)	10.5%	(28.6)%	11.7%	(5.4)%		(6.2)%
Expense ratio (e)	59.9%	58.1%	34.5%	57.8%		57.8%
Combined ratio (e)	70.4%	29.5%	46.2%	52.4%		51.6%

(1)  Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

								Nine Months	Nine Months
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	3Q-08	2007	2008
PVP(a):	$83.7	$104.0	$132.7	$156.4	$255.2	$241.4	$82.2	$320.4	$578.8
Less: PVP of credit derivatives GWP	40.3	39.2	90.8	81.8	91.5	52.3	—	170.4	143.8
PVP of financial guaranty GWP	43.4	64.8	41.9	74.6	163.7	189.1	82.2	150.0	435.0
Less: Present value of insurance installment premiums (a)	22.7	29.5	8.9	43.9	33.8	5.9	30.3	61.1	70.0
Upfront financial guaranty gross written premiums (GWP)	20.7	35.3	33.0	30.6	129.9	183.2	51.9	88.9	365.0
Plus: Financial guaranty installment GWP	11.5	10.3	10.2	15.6	16.5	14.6	19.5	32.0	50.6
Financial guaranty direct GWP	$32.1	$45.6	$43.1	$46.3	$146.4	$197.8	$71.4	$120.9	$415.6

Income statement:
Gross written premiums	$32.1	$45.6	$43.1	$46.3	$146.4	$197.8	$71.4	$120.9	$415.6
Net written premiums	31.9	42.6	35.1	44.9	144.1	192.6	70.0	109.6	406.7

Net earned premiums:
Scheduled net earned premiums
U.S. public finance	1.3	1.5	1.7	2.0	2.8	5.9	9.9	4.5	18.7
U.S. structured finance	6.1	7.3	8.3	9.7	11.3	13.6	12.3	21.6	37.2
International	3.0	3.3	3.0	3.0	3.1	1.3	4.7	9.2	9.1
Total scheduled net earned premiums	10.4	12.0	13.0	14.7	17.3	20.8	26.9	35.3	65.0
Net earned premiums from refundings	1.7	—	1.1	—	—	—	—	2.8	—
Total net earned premiums	12.1	12.0	14.1	14.7	17.3	20.8	26.9	38.1	65.0
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	16.8	16.3	17.6	22.0	27.3	30.6	28.4	50.7	86.4
Net credit derivative recoveries (losses)	0.0	0.0	0.0	0.0	—	—	—	0.1	—
Ceding commissions income (expense), net	0.0	(0.1)	0.1	(0.2)	(0.1)	0.2	0.2	0.1	0.3
Total realized gains and other settlements on credit derivatives	16.9	16.2	17.8	21.9	27.3	30.9	28.6	50.9	86.7

Total revenues	29.0	28.2	31.8	36.5	44.5	51.7	55.5	89.0	151.7

Loss and loss adjustment expenses (recoveries):
Case	0.0	0.0	0.0	0.3	0.2	32.0	99.9	0.1	132.1
Portfolio	0.6	1.0	4.6	22.5	35.7	(3.8)	(34.0)	6.3	(2.1)
Total loss and loss adjustment expenses (recoveries) - financial guaranty	0.7	1.0	4.7	22.8	35.9	28.2	65.9	6.4	130.0
Incurred losses on credit derivatives	0.6	0.7	1.8	0.5	3.2	5.6	10.1	3.0	18.9
Total loss and loss adjustment expenses (recoveries)	1.2	1.7	6.4	23.3	39.1	33.8	76.0	9.4	148.9
Profit commission expense	—	—	—	—	—	—	—	—	—
Acquisition costs	3.0	2.2	2.5	2.4	3.0	3.1	4.0	7.7	10.1
Operating expenses	15.9	14.5	15.1	14.9	21.3	15.2	15.4	45.5	51.9
Total expenses	$20.2	$18.5	$24.0	$40.7	$63.4	$52.1	$95.5	$62.7	$210.9

Underwriting gain (loss)	$8.8	$9.8	$7.8	$(4.2)	$(18.9)	$(0.4)	$(40.0)	$26.3	$(59.2)

Loss and loss adjustment expense ratio (e)	4.2%	6.0%	20.2%	63.6%	87.7%	65.7%	137.5%	10.5%	98.4%
Expense ratio (e)	65.4%	59.4%	55.2%	47.9%	54.6%	35.1%	34.8%	59.9%	40.7%
Combined ratio (e)	69.6%	65.4%	75.4%	111.5%	142.3%	100.8%	172.3%	70.4%	139.1%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (2 of 2)

(dollars in millions)

								Nine Months	Nine Months
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	3Q-08	2007	2008
PVP(a):
U.S. public finance	$8.8	$15.4	$10.3	$25.6	$123.3	$183.2	$67.7	$34.5	$374.3
U.S. structured finance	44.9	49.9	77.0	92.3	71.3	51.9	14.5	171.8	137.7
International	29.9	38.8	45.4	38.5	60.5	6.3	—	114.1	66.8
Total	$83.7	$104.0	$132.7	$156.4	$255.2	$241.4	$82.2	$320.4	$578.8

Gross par written:
U.S. public finance	$609	$705	$695	$2,271	$7,213	$13,170	$5,574	$2,009	$25,958
U.S. structured finance	5,776	7,723	9,203	8,644	5,623	2,516	1,920	22,703	10,059
International	2,190	2,393	2,995	4,589	3,918	495	—	7,578	4,413
Total	$8,575	$10,822	$12,893	$15,505	$16,755	$16,181	$7,494	$32,290	$40,430

Net par outstanding:
U.S. public finance	$3,989	$4,686	$5,313	$7,504	$14,607	$27,602	$32,889	$5,313	$32,889
U.S. structured finance	48,430	50,562	57,497	64,950	66,324	67,816	66,567	57,497	66,567
International	21,319	22,979	25,896	30,566	35,039	35,158	32,629	25,896	32,629
Total	$73,738	$78,227	$88,705	$103,021	$115,970	$130,576	$132,084	$88,705	$132,084

Net present value of installment premiums in force (d), (1)	$425.3	$459.1	$533.8	$639.2	$715.8	$763.5	$649.3	$533.8	$649.3
Unearned premium reserve, net of ceded reinsurance	146.1	177.0	197.7	227.8	354.4	526.2	569.4	197.7	569.4
Unearned credit derivative revenues, net of ceded reinsurance	10.7	10.9	13.2	16.1	16.7	18.4	14.2	13.2	14.2

(1) March 31, 2008, June 30, 2008 and September 20, 2008 amounts include $481.7 million, $531.6 million and $408.0 million, respectively, related to credit derivatives.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)  (1 of 2)

(dollars in millions)

								Nine Months	Nine Months
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	3Q-08	2007	2008
PVP(a):	$23.1	$21.3	$32.8	$320.7	$21.4	$37.5	$57.2	$77.1	$116.1
Less: PVP of credit derivatives GWP	—	—	—	—	1.9	—	1.1	—	3.0
PVP of financial guaranty GWP	23.1	21.3	32.8	320.7	19.5	37.5	56.1	77.1	113.0
Less: Present value of financial guaranty installment premiums (a)	14.2	4.2	18.3	151.1	2.4	6.1	7.5	36.7	15.9
Upfront financial guaranty gross written premiums (GWP)	8.9	17.1	14.5	169.5	17.1	31.4	48.6	40.5	97.1
Plus: Upfront premium due to commutation (2)	—	—	—	—	—	—	(20.8)	—	(20.8)
Plus: Financial guaranty installment GWP	9.8	8.4	9.3	13.5	8.3	16.6	13.4	27.5	38.3
Financial guaranty reinsurance GWP	$18.7	$25.5	$23.8	$183.0	$25.4	$48.0	$41.2	$68.0	$114.6

Income statement:
Gross written premiums:
Treaty	$14.2	$16.9	$15.8	$19.1	$11.8	$17.9	$0.4	$46.9	$30.1
Facultative	4.5	8.6	8.0	163.9	13.6	30.1	40.8	21.1	84.5
Total gross written premiums	$18.7	$25.5	$23.8	$183.0	$25.4	$48.0	$41.2	$68.0	$114.6
Net written premiums	18.5	25.5	23.8	183.0	25.1	48.0	41.2	67.8	114.4

Net earned premiums:
Scheduled net earned premiums	18.7	17.3	18.1	20.0	25.4	27.5	25.7	54.1	78.6
Net earned premiums from refundings	3.2	6.4	3.5	1.7	2.4	2.1	31.7	13.1	36.2
Total net earned premiums	21.9	23.7	21.6	21.7	27.8	29.6	57.4	67.2	114.8
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	—	—	—	—	0.5	0.8	2.1	—	3.4
Net credit derivative recoveries (losses)	—	—	—	—	—	—	—	—	—
Ceding commissions income (expense), net	—	—	—	—	(0.2)	(0.3)	(0.7)	—	(1.1)
Total realized gains and other settlements on credit derivatives	—	—	—	—	0.3	0.6	1.4	—	2.3
Total revenues	21.9	23.7	21.6	21.7	28.1	30.2	58.8	67.2	117.1

Loss and loss adjustment expenses (recoveries):
Case	(7.3)	(2.4)	2.8	(3.6)	11.7	17.2	18.0	(6.9)	47.0
Portfolio	2.5	(8.6)	(6.2)	(1.3)	7.4	(5.9)	(2.5)	(12.3)	(1.0)
Total loss and loss adjustment expenses (recoveries) - financial guaranty	(4.8)	(11.0)	(3.4)	(4.8)	19.2	11.3	15.5	(19.2)	46.0
Incurred losses on credit derivatives	—	—	—	—	—	—	—	—	—
Total loss and loss adjustment expenses (recoveries)	(4.8)	(11.0)	(3.4)	(4.8)	19.2	11.3	15.5	(19.2)	46.0
Profit commission expense	0.9	0.5	0.8	0.5	1.1	0.9	(1.5)	2.2	0.5
Acquisition costs	7.7	8.6	7.7	7.3	8.8	8.6	15.1	24.0	32.5
Operating expenses	4.4	3.9	4.5	4.5	6.4	4.0	5.6	12.8	16.0
Total expenses	$8.3	$2.0	$9.6	$7.5	$35.5	$24.8	$34.8	$19.8	$95.1

Underwriting gain (loss)	$13.6	$21.7	$12.1	$14.2	$(7.3)	$5.4	$24.0	$47.4	$22.0

Loss and loss adjustment expense ratio (e)	(21.9)%	(46.4)%	(15.9)%	(22.3)%	67.8%	37.1%	26.1%	(28.6)%	38.9%
Expense ratio (e)	59.6%	54.9%	60.1%	56.7%	58.1%	45.2%	33.5%	58.1%	42.4%
Combined ratio (e)	37.7%	8.5%	44.2%	34.4%	125.9%	82.3%	59.6%	29.5%	81.3%

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2) Relates to commutation of XLFA of approximately $2.1 billion par value of business.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1) (2 of 2)

(dollars in millions)

								Nine Months	Nine Months
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	3Q-08	2007	2008
PVP (a):
U.S. public finance	$4.7	$14.1	$10.0	$272.7	$17.6	$29.0	$39.5	$28.8	$86.1
U.S. structured finance	3.9	2.5	3.0	22.9	2.9	4.2	—	9.5	7.2
International	14.4	4.7	19.8	25.0	0.9	4.2	17.7	38.9	22.8
Total	$23.1	$21.3	$32.8	$320.7	$21.4	$37.5	$57.2	$77.1	$116.1

Gross par written:
U.S. public finance	$754	$1,845	$1,344	$26,598	$2,503	$1,492	$2,154	$3,943	$6,150
U.S. structured finance	496	491	472	3,195	367	283	6	1,459	656
International	537	152	550	3,888	370	131	1,122	1,239	1,623
Total	$1,787	$2,488	$2,366	$33,681	$3,240	$1,906	$3,282	$6,641	$8,429

Net par outstanding:
U.S. public finance	$48,929	$48,801	$48,832	$74,409	$75,382	$76,003	$72,695	$48,832	$72,695
U.S. structured finance	6,945	6,809	6,155	8,869	9,567	10,139	9,216	6,155	9,216
International	9,240	9,318	10,002	13,980	13,957	13,684	13,347	10,002	13,347
Total	$65,115	$64,928	$64,989	$97,258	$98,906	$99,826	$95,258	$64,989	$95,258

Net present value of installment premiums in force (d), (2)	$160.2	$155.1	$151.4	$277.0	$276.7	$270.0	$264.6	$151.4	$264.6
Unearned premium reserve, net of ceded reinsurance	460.9	462.9	465.0	626.3	623.7	642.1	625.9	465.0	625.9
Unearned credit derivative revenues, net of ceded reinsurance	—	—	—	—	4.6	4.8	4.4	—	4.4

(1)   Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2) March 31, 2008, June 30, 2008 and September 30, 2008 amounts include $15.5 million, $11.8 million and $11.2 million, respectively, related to credit derivatives.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

								Nine Months	Nine Months
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	3Q-08	2007	2008
PVP (a):	$—	$—	$—	$—	$—	$—	$—	$—	$—
Less: Present value of installment premiums (a)	—	—	—	—	—	—	—	—	—
Upfront gross written premiums (GWP)	—	—	—	—	—	—	—	—	—
Plus: Installment GWP	1.0	0.5	1.4	(0.2)	0.5	—	0.2	2.9	0.7
Mortgage guaranty GWP	$1.0	$0.5	$1.4	$(0.2)	$0.5	$—	$0.2	$2.9	$0.7

Income statement:
Gross written premiums	$1.0	$0.5	$1.4	$(0.2)	$0.5	$—	$0.2	$2.9	$0.7
Net written premiums	1.0	0.5	1.4	(0.2)	0.5	—	0.2	2.9	0.7

Net earned premiums	3.1	2.3	2.9	9.2	1.9	1.3	1.2	8.3	4.4

Loss and loss adjustment expenses (recoveries):
Case	—	—	—	—	—	0.1	1.0	—	1.1
Portfolio and IBNR	0.1	0.1	0.8	(0.4)	—	—	—	1.0	—
Total loss and loss adjustment expenses (recoveries)	0.1	0.1	0.8	(0.4)	—	0.1	1.0	1.0	1.1
Profit commission expense	0.7	0.4	0.4	2.4	0.1	0.1	0.1	1.5	0.3
Acquisition costs	0.2	—	0.2	1.2	0.1	0.1	0.1	0.4	0.3
Operating expenses	0.3	0.5	0.3	1.0	0.9	0.5	0.5	1.0	1.9
Total expenses	$1.3	$1.0	$1.6	$4.2	$1.1	$0.8	$1.7	$3.8	$3.6

Underwriting gain (loss)	$1.8	$1.3	$1.3	$5.0	$0.8	$0.5	$(0.5)	$4.4	$0.8

Loss and loss adjustment expense ratio (e)	3.3%	4.3%	26.5%	(4.3)%	0.0%	7.9%	81.0%	11.7%	25.0%
Expense ratio (e)	37.8%	39.1%	27.5%	50.3%	57.9%	55.1%	59.3%	34.5%	57.5%
Combined ratio (e)	41.1%	43.4%	54.0%	46.0%	57.9%	63.0%	140.3%	46.2%	82.5%

Risk in force	$1,374	$1,398	$1,374	$1,116	$857	$844	$702	$1,374	$702
Risk written	—	—	—	—	—	—	—	—	—
Unearned premium reserve net of ceded reinsurance	33.5	31.6	30.1	20.8	19.4	18.1	17.1	30.1	17.1

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

								Nine Months	Nine Months
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	3Q-08	2007	2008
Income statement:
Gross written premiums	$3.3	$0.1	$0.1	$—	$3.5	$—	$—	$3.5	$3.5
Net written premiums	—	—	—	—	—	—	—	—	—

Net earned premiums	—	—	—	—	—	—	—	—	—

Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	—	—	—	—	—	—	—	—	—
Net credit derivative recoveries (losses)	1.3	—	—	—	—	0.4	—	1.3	0.4
Total realized gains and other settlements on credit derivatives	1.3	—	—	—	—	0.4	—	1.3	0.4

Total revenues	1.3	—	—	—	—	0.4	—	1.3	0.4

Loss and loss adjustment expenses (recoveries)	—	—	—	—	—	(1.5)	—	—	(1.5)
Incurred losses on credit derivatives	—	—	—	—	—	—	—	—	—
Total loss and loss adjustment expenses (recoveries)	—	—	—	—	—	(1.5)	—	—	(1.5)
Profit commission expense	—	—	—	—	—	—	—	—	—
Acquisition costs	—	—	—	—	—	—	—	—	—
Operating expenses	—	—	—	—	—	—	—	—	—
Total expenses	$—	$—	$—	$—	$—	$(1.5)	$—	$—	$(1.5)

Underwriting gain	$1.3	$—	$—	$—	$—	$1.9	$—	$1.3	$1.9

Assured Guaranty Ltd.

Loss and Loss Adjustment Expense (“LAE”) Reserves by Segment/Type

(dollars in millions)

	As of September 30, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total

Financial guaranty insurance reserves by segment and type:
Case	$30.1	$51.9	$0.6	$82.6	$2.4	$85.0
Incurred but not reported (“IBNR”)	—	—	—	—	3.0	3.0
Portfolio reserves associated with fundamentally sound credits	14.9	35.5	2.8	53.2	—	53.2
Portfolio reserves on closely monitored credits (“CMC”) list	16.5	8.2	—	24.7	—	24.7
Total financial guaranty insurance loss and LAE reserves	$61.5	$95.6	$3.4	$160.5	$5.4	$165.9

Credit derivative reserves by segment and type:
Case	$7.2	$0.2	$—	$7.4	$—	$7.4
Plus: Credit derivative portfolio reserves associated with fundamentally sound credits	14.0	—	—	14.0	—	14.0
Plus: Credit derivative portfolio reserves on CMC list	5.6	—	—	5.6	—	5.6
Total credit derivative reserves	$26.8	$0.2	$—	$27.0	$—	$27.0

Total loss and LAE reserves	$88.3	$95.8	$3.4	$187.5	$5.4	$192.9

Assured Guaranty Ltd.

Investment Portfolio

As of September 30, 2008

(dollars in millions)

		Pre-Tax	After-Tax		Annualized
	Amortized	Book	Book	Fair	Investment
	Cost	Yield	Yield	Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$158.2	4.4%	3.9%	$167.1	$7.0
Agency obligations	275.0	4.9%	4.6%	281.0	13.4
Foreign government securities	50.5	5.0%	3.2%	52.0	2.5
Obligations of states and political subdivisions	586.5	4.7%	4.4%	564.0	27.3
Insured obligations of state and political subdivisions (1)	657.1	4.7%	4.4%	636.3	30.6
Corporate securities	280.6	5.9%	5.0%	250.5	16.6
Mortgage-backed securities (2):
Pass-throughs	1,104.1	6.0%	5.5%	1,053.6	65.7
PACs	59.1	4.9%	4.6%	56.7	2.9
Asset-backed securities (3)	89.5	4.9%	4.3%	87.2	4.4
Preferred stock	12.6	8.0%	6.8%	12.2	1.0
Total fixed maturity securities available for sale	3,273.2	5.2%	4.8%	3,160.6	171.4
Short-term investments	370.1	1.4%	1.2%	370.1	5.2
Total investments	$3,643.3	4.8%	4.4%	$3,530.7	$176.6

	Fair
Ratings (4):	Value	%
Treasury and U.S. government obligations	$167.1	5.3%
Agency obligations	281.0	8.9%
AAA/Aaa	1,598.1	50.6%
AA/Aa	748.8	23.7%
A/A	362.8	11.5%
BBB	1.5	—
Below Investment Grade	1.3	—
Total	$3,160.6	100.0%

Duration of investment portfolio (in years):		4.7

(1)	Reflects obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds average A+.

(2)	$3.2 million is U.S. subprime RMBS, which has an average rating of AAA.

(3)	Contains no CDOs of ABS.

(4)	Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Estimated Net Exposure Amortization (1)

(dollars in millions)

		Estimated
	Estimated Net	Ending Net
	Debt Service	Debt Service
	Amortization	Outstanding

Financial Guaranty Direct:

2008 (as of September 30)		$190,667
2008 (4th quarter)	$2,684	187,983
2009	12,378	175,605
2010	12,848	162,758
2011	14,526	148,232
2012	18,765	129,467

2008-2012	61,200	129,467
2013-2017	63,097	66,369
2018-2022	23,513	42,856
2023-2027	13,865	28,991
After 2027	28,991	—
Total	$190,667

Financial Guaranty Reinsurance:

2008 (as of September 30)		$165,045
2008 (4th quarter)	$1,893	163,153
2009	8,094	155,059
2010	7,405	147,654
2011	8,062	139,592
2012	7,491	132,101

2008-2012	32,944	132,101
2013-2017	35,454	96,647
2018-2022	30,672	65,974
2023-2027	24,474	41,500
After 2027	41,500	—
Total	$165,045

Total Financial Guaranty:

2008 (as of September 30)		$355,712
2008 (4th quarter)	$4,576	351,136
2009	20,471	330,664
2010	20,253	310,412
2011	22,588	287,824
2012	26,256	261,568

2008-2012	94,144	261,568
2013-2017	98,552	163,016
2018-2022	54,185	108,831
2023-2027	38,339	70,492
After 2027	70,492	—
Total	$355,712

(1) Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of September 30, 2008. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Assured Guaranty Ltd.

Estimated Net Unearned Premium Amortization and Estimated Net Future Installment Premiums

(dollars in millions)

		Estimated		Total Estimated
		Net Unearned	Estimated	Net Future
	Net Unearned	Premium	Net Future	Premium
	Premiums (1), (2)	Amortization (2)	Installments (2)	Earnings (2)

Financial Guaranty Direct:

2008 (as of September 30)	$583.6
2008 (4th quarter)	553.8	$29.8	$19.0	$48.8
2009	516.8	37.0	149.1	186.1
2010	483.1	33.7	132.0	165.7
2011	451.3	31.8	118.9	150.8
2012	421.1	30.2	101.2	131.4

2008-2012	421.1	162.5	520.2	682.8
2013-2017	293.7	127.4	203.1	330.5
2018-2022	198.6	95.1	51.4	146.5
2023-2027	128.9	69.7	20.0	89.7
After 2027	—	128.9	24.0	152.9
Total		$583.6	$818.8	$1,402.4

Financial Guaranty Reinsurance:

2008 (as of September 30)	$630.4
2008 (4th quarter)	608.5	$21.9	$9.7	$31.6
2009	556.8	51.7	51.1	102.8
2010	511.0	45.7	46.8	92.5
2011	468.6	42.4	41.2	83.6
2012	429.3	39.4	33.5	72.9

2008-2012	429.3	201.1	182.4	383.5
2013-2017	268.4	160.8	123.1	283.9
2018-2022	158.7	109.7	89.9	199.6
2023-2027	85.1	73.7	64.0	137.6
After 2027	—	85.1	90.7	175.8
Total		$630.4	$550.0	$1,180.4

Total Financial Guaranty:

2008 (as of September 30)	$1,214.0
2008 (4th quarter)	1,162.2	$51.8	$28.7	$80.5
2009	1,073.5	88.7	200.2	288.9
2010	994.1	79.4	178.8	258.2
2011	919.9	74.2	160.1	234.3
2012	850.3	69.6	134.7	204.3

2008-2012	850.3	363.7	702.6	1,066.3
2013-2017	562.1	288.2	326.2	614.4
2018-2022	357.3	204.8	141.3	346.1
2023-2027	214.0	143.4	84.0	227.3
After 2027	—	214.0	114.7	328.7
Total		$1,214.0	$1,368.8	$2,582.8

(1) Unearned premium amounts are U.S. GAAP based and net of prepaid reinsurance premiums and include unearned credit derivative revenues net of ceded amounts.

(2) Includes credit derivatives.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 6)

As of September 30, 2008

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Sector:	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$6,970	A	$18,937	A+	$25,906	A+
Tax backed	8,914	A	16,077	A+	24,992	A+
Municipal utilities	4,793	A	11,118	A	15,911	A
Transportation	3,285	A	8,918	A	12,203	A
Healthcare	4,877	A	7,233	A+	12,109	A
Higher education	2,100	A-	3,043	A+	5,143	A+
Investor-owned utilities	119	A	2,152	BBB+	2,271	BBB+
Housing	—	—	1,997	A+	1,997	A+
Other public finance	1,833	A	3,219	A+	5,052	A
Total U.S. public finance	$32,889	A	$72,695	A+	$105,584	A+

U.S. structured finance
Pooled corporate obligations	$33,738	AAA	$1,393	AA+	$35,130	AAA
Prime mortgage-backed and home equity	11,233	A	929	BB	12,162	A-
Subprime mortgage-backed and home equity	6,504	AA-	214	BBB+	6,717	AA-
Commercial mortgage-backed securities	5,680	AAA	214	A-	5,895	AAA
Consumer receivables	3,328	AA+	2,435	A	5,763	AA
Commercial receivables	2,371	AA-	2,814	A-	5,185	A+
Structured credit	2,419	A+	406	BBB	2,825	A
Insurance securitizations	1,245	AA-	348	AA	1,593	AA-
Other structured finance	49	AA	464	A-	513	A
Total U.S. structured finance	$66,567	AA	$9,216	A	$75,782	AA

International
Infrastructure and pooled infrastructure	$6,428	AA+	$4,241	BBB+	$10,669	AA-
Mortgage-backed and home equity	9,183	AAA	135	AA	9,318	AAA
Pooled corporate obligations	8,165	AAA	984	AAA	9,149	AAA
Regulated utilities	4,081	A	4,678	BBB+	8,759	A-
Public finance	765	AA	1,113	A-	1,878	A
Commercial receivables	936	A-	853	A-	1,790	A-
Future flow	922	BBB	345	BBB	1,267	BBB
Insurance securitizations	923	B+	37	A	960	B+
Commercial mortgage-backed securities	543	AAA	361	A-	905	AA
Structured credit	—	—	496	A-	496	A-
Consumer receivables	—	—	93	AAA	93	AAA
Other international structured finance	683	AAA	9	A	692	AAA
Total international	$32,629	AA	$13,347	A-	$45,976	AA-

Total net par outstanding	$132,084	AA-	$95,258	A+	$227,342	AA-

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 6)

(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	As of September 30,		As of December 31,
	2008		2007		2006
Sector:	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$25,906	A+	$20,291	A+	$12,700	A+
Tax backed	24,992	A+	17,799	A+	11,812	A+
Municipal utilities	15,911	A	11,672	A+	9,673	A+
Transportation	12,203	A	9,984	A	6,302	A
Healthcare	12,109	A	10,372	A	6,580	A
Higher education	5,143	A+	3,651	A+	1,282	A
Investor-owned utilities	2,271	BBB+	2,314	BBB+	1,580	BBB+
Housing	1,997	A+	2,041	A+	1,083	AA-
Other public finance	5,052	A	3,790	A+	1,323	AA-
Total U.S. public finance	$105,584	A+	$81,914	A+	$52,335	A+

U.S. structured finance
Pooled corporate obligations	$35,130	AAA	$33,813	AAA	$25,604	AAA
Prime mortgage-backed and home equity	12,162	A-	11,238	AA-	4,849	A
Subprime mortgage-backed and home equity	6,717	AA-	7,010	AA+	6,390	AA+
Commercial mortgage-backed securities	5,895	AAA	6,002	AA+	5,430	AAA
Consumer receivables	5,763	AA	6,589	AA	2,663	AA-
Commercial receivables	5,185	A+	5,246	A+	2,450	A-
Structured credit	2,825	A	1,572	A-	1,553	AA+
Insurance securitizations	1,593	AA-	1,158	AA-	794	AA-
Other structured finance	513	A	1,191	AA	1,852	AA
Total U.S. structured finance	$75,782	AA	$73,820	AA+	$51,583	AA+

International
Infrastructure and pooled infrastructure	$10,669	AA-	$11,561	AA-	$8,256	AA-
Mortgage-backed and home equity	9,318	AAA	7,329	AAA	4,982	AAA
Pooled corporate obligations	9,149	AAA	8,459	AAA	3,563	AAA
Regulated utilities	8,759	A-	8,337	A-	4,780	A-
Public finance	1,878	A	1,996	A+	1,202	A+
Commercial receivables	1,790	A-	1,913	A-	1,081	A-
Future flow	1,267	BBB	1,113	BBB+	1,008	BBB
Insurance securitizations	960	B+	857	BBB-	923	A-
Commercial mortgage-backed securities	905	AA	1,240	AA+	1,087	AAA
Structured credit	496	A-	592	A-	593	A
Consumer receivables	93	AAA	357	AA+	114	BBB+
Other international structured finance	692	AAA	794	AA+	788	AA+
Total international	$45,976	AA-	$44,546	AA-	$28,378	AA-

Total exposures	$227,342	AA-	$200,279	AA-	$132,296	AA-

Mortgage guaranty risk in force	$702	N/A	$1,116	N/A	$1,822	N/A

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 6)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Avg. Rating (1)	Financial Guaranty Reinsurance	Avg. Rating (1)	Consolidated	Avg. Rating (1)
Sector:	3Q-08		3Q-08		3Q-08
U.S. public finance
Tax backed	$1,557	A+	$284	A+	$1,841	A+
General obligation	1,069	A	700	A+	1,769	A+
Municipal utilities	837	A	288	A	1,126	A
Transportation	435	A+	382	A+	818	A+
Healthcare	62	A+	485	A+	547	A+
Higher education	317	A	22	A+	339	A
Housing	—	—	—	—	—	—
Investor-owned utilities	—	—	(8)	A-	(8)	A-
Other public finance	1,297	A-	1	AA-	1,297	A-
Total U.S. public finance	$5,574	A	$2,154	A+	$7,729	A

U.S. structured finance
Structured credit	$1,250	AAA	$—	—	$1,250	AAA
Consumer receivables	350	A	3	A+	353	A
Commercial receivables	320	BBB	—	—	320	BBB
Pooled corporate obligations	—	—	3	AAA	3	AAA
Prime mortgage-backed and home equity	—	—	—	—	—	—
Subprime mortgage-backed and home equity	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—
Insurance securitization	—	—	—	—	—	—
Other structured finance	—	—	—	—	—	—
Total U.S. structured finance	$1,920	AA	$6	AA	$1,926	AA

International
Regulated utilities	$—	—	$761	A-	$761	A-
Infrastructure and pooled infrastructure	—	—	313	BBB+	313	BBB+
Public finance	—	—	71	A-	71	A-
Structured credit	—	—	(24)	A	(24)	A
Commercial mortgage-backed securities	—	—	—	—	—	—
Commercial receivables	—	—	—	—	—	—
Consumer receivables	—	—	—	—	—	—
Future flow	—	—	—	—	—	—
Insurance securitizations	—	—	—	—	—	—
Mortgage-backed and home equity	—	—	—	—	—	—
Pooled corporate obligations	—	—	—	—	—	—
Other international structured finance	—	—	—	—	—	—
Total international	$—	—	$1,122	BBB+	$1,122	BBB+

Total gross par written	$7,494	A+	$3,282	A	$10,776	A+

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (4 of 6)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Avg. Rating (1)	Financial Guaranty Reinsurance	Avg. Rating (1)	Consolidated	Avg. Rating (1)
Sector:	Nine Months 2008		Nine Months 2008		Nine Months 2008
U.S. public finance
Tax backed	$7,055	A+	$1,126	AA-	$8,181	A+
General obligation	4,956	A+	2,455	A+	7,410	A+
Municipal utilities	4,599	A	688	A	5,287	A
Healthcare	2,986	A	845	A+	3,832	A
Transportation	2,887	A+	894	A+	3,781	A+
Higher education	1,539	A	72	AA-	1,610	A
Investor-owned utilities	80	BBB+	15	A-	95	BBB+
Housing	—	—	54	AA	54	AA
Other public finance	1,856	A	1	AA-	1,856	A
Total U.S. public finance	$25,958	A	$6,150	A+	$32,108	A+

U.S. structured finance
Prime mortgage-backed and home equity	$3,034	AAA	$102	A	$3,135	AAA
Pooled corporate obligations	2,659	AAA	133	AA+	2,791	AAA
Consumer receivables	1,825	AA+	317	A-	2,142	AA
Structured credit	1,850	AA	—	—	1,850	AA
Commercial receivables	693	BBB+	17	BBB	709	BBB+
Subprime mortgage-backed and home equity	—	—	54	A+	54	A+
Commercial mortgage-backed Securities	—	—	—	—	—	—
Insurance securitization	—	—	—	—	—	—
Other structured finance	—	—	34	AA	34	AA
Total U.S. structured finance	$10,059	AA+	$656	A+	$10,716	AA+

International
Mortgage-backed and home equity	$3,096	AAA	$14	AAA	$3,110	AAA
Regulated utilities	450	A+	847	A-	1,297	A
Pooled corporate obligations	618	AAA	38	AAA	656	AAA
Infrastructure and pooled infrastructure	—	—	495	A-	495	A-
Future flow	250	BBB+	—	—	250	BBB+
Consumer receivables	—	—	152	AAA	152	AAA
Public finance	—	—	71	A-	71	A-
Commercial receivables	—	—	6	AA	6	AA
Commercial mortgage-backed Securities	—	—	—	—	—	—
Insurance securitizations	—	—	—	—	—	—
Structured credit	—	—	—	—	—	—
Other international structured finance	—	—	—	—	—	—
Total international	$4,413	AA+	$1,623	A	$6,036	AA

Total gross par written	$40,430	AA-	$8,429	A+	$48,859	AA-

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (5 of 6)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of September 30, 2008
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$35,109	26.6%	$2	0.0%	$35,112	15.4%
AAA	36,552	27.7%	5,105	5.4%	41,657	18.3%
AA	15,825	12.0%	33,578	35.3%	49,404	21.7%
A	27,155	20.6%	36,703	38.5%	63,858	28.1%
BBB	14,390	10.9%	18,308	19.2%	32,698	14.4%
Below investment grade	3,053	2.3%	1,561	1.6%	4,614	2.0%
Total exposures	$132,084	100.0%	$95,258	100.0%	$227,342	100.0%

	As of December 31, 2007
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$36,359	35.3%	$—	—	$36,359	18.2%
AAA	41,716	40.5%	5,617	5.8%	47,333	23.6%
AA	5,576	5.4%	32,858	33.8%	38,434	19.2%
A	9,873	9.6%	39,304	40.4%	49,177	24.6%
BBB	7,970	7.7%	18,892	19.4%	26,862	13.4%
Below investment grade	1,526	1.5%	588	0.6%	2,114	1.1%
Total exposures	$103,021	100.0%	$97,258	100.0%	$200,279	100.0%

	As of September 30, 2008
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$22,542	29.7%	$12,570	27.3%	$35,112	15.4%
AAA	1,593	1.5%	27,341	36.1%	12,723	27.7%	41,657	18.3%
AA	38,882	36.8%	7,638	10.1%	2,883	6.3%	49,404	21.7%
A	50,798	48.1%	7,145	9.4%	5,916	12.9%	63,858	28.1%
BBB	13,353	12.6%	8,463	11.2%	10,881	23.7%	32,698	14.4%
Below investment grade	958	0.9%	2,654	3.5%	1,002	2.2%	4,614	2.0%
Total exposures	$105,584	100.0%	$75,782	100.0%	$45,976	100.0%	$227,342	100.0%

	As of December 31, 2007
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$22,098	29.9%	$14,261	32.0%	$36,359	18.2%
AAA	1,777	2.2%	34,370	46.6%	11,185	25.1%	47,333	23.6%
AA	31,750	38.8%	4,676	6.3%	2,008	4.5%	38,434	19.2%
A	37,604	45.9%	5,302	7.2%	6,271	14.1%	49,177	24.6%
BBB	10,608	13.0%	5,479	7.4%	10,776	24.2%	26,862	13.4%
Below investment grade	174	0.2%	1,894	2.6%	45	0.1%	2,114	1.1%
Total exposures	$81,914	100.0%	$73,820	100.0%	$44,546	100.0%	$200,279	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Profile (6 of 6)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of September 30, 2008

	Net Par
	Outstanding	%
U.S.:
California	$16,422	7.2%
New York	9,694	4.3%
Florida	8,516	3.7%
Texas	6,822	3.0%
Illinois	5,695	2.5%
Massachusetts	4,379	1.9%
Pennsylvania	4,199	1.8%
New Jersey	4,020	1.8%
Michigan	3,092	1.4%
Washington	2,904	1.3%
Other states	39,841	17.5%
Structured finance (multiple states)	75,782	33.3%
Total U.S.	$181,366	79.8%

International:
United Kingdom	$26,951	11.9%
Germany	3,673	1.6%
Australia	3,071	1.4%
Ireland	925	0.4%
Turkey	810	0.4%
Other	10,546	4.6%
Total International	$45,976	20.2%

Total exposures	$227,342	100.0%

Assured Guaranty Ltd.

Pooled Corporate Obligations Profile

(dollars in millions)

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Ratings as of September 30, 2008

Ratings (1):	Net Par Outstanding	%	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
AAA	$37,201	88.8%	37.7%	35.9%
AA	3,825	9.1%	34.5%	33.3%
A	628	1.5%	46.6%	39.2%
BBB	249	0.6%	48.2%	37.9%
Below investment grade	—	—	—	—
Total exposures	$41,903	100.0%	37.6%	35.7%

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Year Insured as of September 30, 2008

Year insured:	Net Par Outstanding	%	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
2004 and prior	$1,619	3.9%	30.8%	31.8%
2005	7,479	17.8%	36.8%	34.3%
2006	13,123	31.3%	37.9%	35.0%
2007	16,470	39.3%	38.4%	36.9%
2008 YTD	3,212	7.7%	37.4%	37.4%
	$41,903	100.0%	37.6%	35.7%

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Asset Class as of September 30, 2008

Asset class:	Net Par Outstanding	%	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)	Avg. Rating(1)
High yield corporates	$26,792	63.9%	35.4%	33.7%	AAA
Trust preferred - banks and insurance	3,816	9.1%	47.1%	45.0%	AAA
Trust preferred - US mortgage and REITs	2,526	6.0%	50.1%	45.0%	AA
Trust preferred - European mortgage and REITs	1,077	2.6%	36.8%	37.0%	AAA
Market value CDOs of corporates	4,514	10.8%	38.9%	35.6%	AAA
Investment grade corporates	2,331	5.6%	28.7%	29.6%	AAA
Commercial real estate	758	1.8%	49.0%	48.9%	AAA
CDO of CDOs (corporate) (3)	89	0.2%	1.7%	5.1%	AAA
	$41,903	100.0%	37.6%	35.7%	AAA

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

(2) “Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to Assured’s exposure, expressed as a percentage of the total transaction size and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

(3) Consists of one transaction whereby Assured’s exposure is principal-protected by a collateral account currently containing $94 million in assets and representing 105% of current net par.  Funds in the collateral account are permitted to be invested in cash, government securities and AAA ABS (other than MBS).

Assured Guaranty Ltd.

Consolidated U.S. Residential Mortgage-Backed Securities (“RMBS”) Profile (1 of 2)

(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and by Segment as of September 30, 2008

	Direct		Reinsurance		Total
	Net Par		Net Par		Net Par
Ratings (1):	Outstanding	%	Outstanding	%	Outstanding	%
Super senior	$6,462	36.4%	$—	—	$6,462	34.2%
AAA	1,650	9.3%	233	20.4%	1,882	10.0%
AA	1,414	8.0%	92	8.1%	1,506	8.0%
A	2,930	16.5%	115	10.0%	3,045	16.1%
BBB	3,163	17.8%	215	18.8%	3,378	17.9%
Below investment grade	2,118	11.9%	488	42.7%	2,606	13.8%
	$17,736	100.0%	$1,143	100.0%	$18,879	100.0%

Distribution of U.S. RMBS by Rating(1) and Type of Exposure as of September 30, 2008

Ratings (1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
Super senior	$685	$48	$—	$2,788	$2,942	$6,462
AAA	434	63	15	1,021	348	1,882
AA	81	139	13	610	662	1,506
A	87	—	14	1,769	1,174	3,045
BBB	712	6	111	1,402	1,147	3,378
Below investment grade	9	195	1,719	239	444	2,606
Total exposures	$2,008	$451	$1,874	$7,829	$6,717	$18,879

Distribution of U.S. RMBS by Year Insured and Type of Exposure as of September 30, 2008

Year Insured:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$233	$—	$150	$131	$513	$1,028
2005	215	—	792	432	97	1,536
2006	447	6	166	56	4,516	5,192
2007	1,113	445	766	4,421	1,557	8,302
2008 YTD	—	—	—	2,788	34	2,822
Total exposures	$2,008	$451	$1,874	$7,829	$6,717	$18,879

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Consolidated U.S. RMBS Profile (2 of 2)

(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and Year Insured as of September 30, 2008

Year	Super	AAA	AA	A	BBB	BIG
insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$286	$162	$122	$174	$283	$1,028
2005	—	432	45	144	99	816	1,536
2006	2,942	195	549	409	865	233	5,192
2007	1,334	351	750	2,370	2,239	1,258	8,302
2008 YTD	2,187	619	—	—	—	16	2,822
	$6,462	$1,882	$1,506	$3,045	$3,378	$2,606	$18,879

% of total	34.2%	10.0%	8.0%	16.1%	17.9%	13.8%	100.0%

Distribution of U.S. Prime HELOC RMBS by Rating(1) and Year Insured as of September 30, 2008

Year	Super	AAA	AA	A	BBB	BIG
insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$2	$13	$5	$84	$46	$150
2005	—	—	—	9	21	761	792
2006	—	—	—	—	5	161	166
2007	—	13	1	—	1	751	766
2008 YTD	—	—	—	—	—	—	—
	$—	$15	$13	$14	$111	$1,719	$1,874

% of total	0.0%	0.8%	0.7%	0.8%	5.9%	91.8%	100.0%

Distribution of U.S. Closed End Seconds RMBS by Rating(1) and Year Insured as of September 30, 2008

Year	Super	AAA	AA	A	BBB	BIG
insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$—	$—	$—	$—	$—	$—
2005	—	—	—	—	—	—	—
2006	—	—	—	—	6	—	6
2007	48	63	139	—	—	195	445
2008 YTD	—	—	—	—	—	—	—
	$48	$63	$139	$—	$6	$195	$451

% of total	10.6%	14.0%	30.9%	0.0%	1.2%	43.3%	100.0%

Distribution of U.S. Alt-A RMBS by Rating(1) and Year Insured as of September 30, 2008

Year	Super	AAA	AA	A	BBB	BIG
insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$77	$32	$—	$22	$—	$131
2005	—	228	43	44	67	50	432
2006	—	—	—	—	—	56	56
2007	602	115	534	1,725	1,313	132	4,421
2008 YTD	2,187	602	—	—	—	—	2,788
	$2,788	$1,021	$610	$1,769	$1,402	$239	$7,829

% of total	35.6%	13.0%	7.8%	22.6%	17.9%	3.0%	100.0%

Distribution of U.S. Subprime RMBS by Rating(1) and Year Insured as of September 30, 2008

Year	Super	AAA	AA	A	BBB	BIG
insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$182	$38	$42	$14	$238	$513
2005	—	7	—	90	0	—	97
2006	2,942	125	549	400	489	12	4,516
2007	—	17	75	643	644	178	1,557
2008 YTD	—	18	—	—	—	16	34
	$2,942	$348	$662	$1,174	$1,147	$444	$6,717

% of total	43.8%	5.2%	9.9%	17.5%	17.1%	6.6%	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (1 of 3)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. RMBS by Rating(1) and Type of Exposure as of September 30, 2008

Ratings (1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
Super senior	$685	$48	$—	$2,788	$2,942	$6,462
AAA	335	60	—	1,015	239	1,650
AA	—	138	6	609	660	1,414
A	—	—	—	1,768	1,163	2,930
BBB	637	—	18	1,384	1,124	3,163
Below investment grade	—	195	1,308	239	376	2,118
Total exposures	$1,657	$441	$1,331	$7,803	$6,504	$17,736

Distribution of Financial Guaranty Direct U.S. RMBS Net Par Outstanding by Rating(1) and Year Issued as of September 30, 2008

	Super	AAA	AA	A	BBB	BIG
Year issued:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$187	$75	$33	$39	$201	$535
2005	2,041	544	591	532	547	702	4,957
2006	1,198	—	75	150	957	322	2,703
2007	3,223	918	673	2,215	1,621	892	9,541
2008 YTD	—	—	—	—	—	—	—
	$6,462	$1,650	$1,414	$2,930	$3,163	$2,118	$17,736

% of total	36.4%	9.3%	8.0%	16.5%	17.8%	11.9%	100.0%

Distribution of Financial Guaranty Direct U.S. RMBS Net Par Outstanding by Rating(1) and Year Insured as of September 30, 2008

	Super	AAA	AA	A	BBB	BIG
Year issued:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$187	$75	$33	$39	$201	$535
2005	—	420	42	132	67	702	1,363
2006	2,942	124	549	400	837	56	4,908
2007	1,334	317	748	2,365	2,221	1,158	8,142
2008 YTD	2,187	602	—	—	—	—	2,788
	$6,462	$1,650	$1,414	$2,930	$3,163	$2,118	$17,736

% of total	36.4%	9.3%	8.0%	16.5%	17.8%	11.9%	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (2 of 3)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. RMBS by Year Insured as of September 30, 2008

Year insured:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$24	$126	$386	$535
2005	192	—	652	431	88	1,363
2006	357	—	—	56	4,495	4,908
2007	1,108	441	656	4,401	1,535	8,142
2008 YTD	—	—	—	2,788	—	2,788
	$1,657	$441	$1,331	$7,803	$6,504	$17,736

Distribution of Financial Guaranty Direct U.S. RMBS by Year Issued as of September 30, 2008

Year issued:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$24	$126	$386	$535
2005	192	—	652	431	3,683	4,957
2006	357	—	—	446	1,900	2,703
2007	1,108	441	656	6,800	535	9,541
2008 YTD	—	—	—	—	—	—
	$1,657	$441	$1,331	$7,803	$6,504	$17,736

Assured Guaranty Ltd.

Financial Guaranty Direct U.S. RMBS Profile (3 of 3)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of September 30, 2008 (1)

U.S. Prime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$192	76.8%	5.4%	0.05%	2.2%
2006	357	71.3%	4.6%	0.0%	5.3%
2007	1,108	89.3%	10.4%	0.0%	3.6%
2008	—	N/A	N/A	N/A	N/A
	$1,657	84.0%	8.6%	0.01%	3.8%

U.S. Prime CES

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$—	N/A	N/A	N/A	N/A
2006	—	N/A	N/A	N/A	N/A
2007	441	75.0%	30.0%	17.5%	15.5%
2008	—	N/A	N/A	N/A	N/A
	$441	75.0%	30.0%	17.5%	15.5%

U.S. Prime HELOC

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$652	35.2%	0.0%	9.2%	12.0%
2006	—	N/A	N/A	N/A	N/A
2007	656	72.0%	0.0%	11.7%	8.2%
2008	—	N/A	N/A	N/A	N/A
	$1,308	53.7%	0.0%	10.4%	10.1%

U.S. Alt-A First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$431	60.0%	13.2%	0.5%	7.8%
2006	446	75.8%	36.8%	1.0%	21.6%
2007	6,800	80.4%	21.2%	0.4%	14.9%
2008	—	N/A	N/A	N/A	N/A
	$7,677	79.0%	21.6%	0.5%	14.9%

U.S. Subprime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$3,683	35.7%	61.8%	4.3%	42.2%
2006	1,900	53.0%	41.9%	5.9%	42.0%
2007	535	54.3%	42.4%	5.8%	44.1%
2008	—	N/A	N/A	N/A	N/A
	$6,118	42.7%	53.9%	4.9%	42.3%

U.S. CMBS

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$3,429	97.0%	28.8%	0.0%	0.1%
2006	1,418	98.6%	30.5%	0.0%	0.0%
2007	545	90.9%	19.6%	0.0%	0.8%
2008	—	N/A	N/A	N/A	N/A
	$5,391	96.8%	28.3%	0.0%	0.1%

(1)  For this release, net par outstanding is based on values as of September 2008.  Pool factor, subordination, cumulative losses and delinquency data is based on September 2008 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2)  Pool factor is the percentage of net par outstanding divided by the original net par outstanding of the transactions at inception.

(3)  Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4)  Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5)  60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Financial Guaranty Direct Credit Derivative Exposure Profile

(dollars in millions)

Distribution of Financial Guaranty Direct Credit Derivative Exposure by Rating

	September 30, 2008		December 31, 2007
	Net Par		Net Par
Ratings (1):	Outstanding	%	Outstanding	%
Super senior	$33,086	44.5%	$34,328	49.1%
AAA	30,063	40.4%	33,318	47.6%
AA	5,148	6.9%	1,796	2.6%
A	2,945	4.0%	101	0.1%
BBB	2,775	3.7%	368	0.5%
Below investment grade	338	0.5%	26	—
Total exposures	$74,355	100.0%	$69,936	100.0%

Distribution of Financial Guaranty Direct Credit Derivative Exposure by Sector and Average Rating

	September 30, 2008		December 31, 2007
	Net Par Outstanding	Average Rating (1)	Net Par Outstanding	Average Rating (1)
Sector:
U.S. public finance
General obligation	$419	AAA	$431	AAA
Tax backed	69	BBB+	70	AAA
Investor-owned utilities	39	AAA	39	AAA
Municipal utilities	25	AAA	26	AAA
Total U.S. public finance	$552	AA+	$565	AAA

U.S. structured finance
Pooled corporate obligations	$29,039	AAA	$28,229	AAA
Prime mortgage-backed and home equity	7,289	AA	4,901	AAA
Subprime mortgage-backed and home equity	5,711	AA-	5,843	AAA
Commercial mortgage-backed securities	5,361	AAA	5,391	AAA
Commercial receivables	1,583	AA+	1,584	AAA
Consumer receivables	545	AAA	695	AA+
Structured credit	352	AA+	346	AAA
Insurance securitizations	100	AA	108	AAA
Other structured finance	49	AA	643	AAA
Total U.S. structured finance	$50,028	AA+	$47,740	AAA

International
Mortgage-backed and home equity	$8,323	AAA	$6,032	AAA
Pooled corporate obligations	7,604	AAA	6,984	AAA
Infrastructure and pooled Infrastructure	5,742	AAA	6,404	AAA
Regulated utilities	699	AA	462	AAA
Commercial mortgage-backed securities	543	AAA	832	AAA
Future flow	132	A-	173	A+
Insurance securitizations	41	BB-	41	BBB-
Public finance	8	AAA	9	AAA
Other international structured finance	683	AAA	695	AAA
Total international	$23,775	AAA	$21,631	AAA

Total exposures	$74,355	AA+	$69,936	AAA

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Unrealized Gains (Losses) on Credit Default Swaps (“CDS”)

Unrealized Gains (Losses) on Credit Default Swaps (“CDS”) as of September 30, 2008

Asset Type	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	3Q-08 Unrealized Gain (Loss)	9 mos. 2008 Unrealized Gain (Loss)
Corporate collateralized loan obligations	$26.6	AAA	$(3.7)	$292.1
Market value CDOs of corporates	3.7	AAA	0.7	46.0
Trust preferred securities	6.3	AAA	11.4	69.8
Total pooled corporate obligations	36.6	AAA	8.4	408.0
Commercial mortgage-backed securities	5.9	AAA	0.7	79.3
Residential mortgage-backed securities	21.3	AA	(99.8)	60.8
Other(4)	10.6	AA+	(31.1)	(201.1)
Total	$74.4	AA+	$(121.8)	$347.0
Reinsurance exposures written in CDS form	3.2	AA+	5.6	(14.4)
Grand Total	$77.6	AA+	$(116.2)	$332.6

Unrealized Gains (Losses) on CDS Associated with Pooled Corporate Obligations as of September 30, 2008 (1):

Asset Type	Original Subordination(5)	Current Subordination	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	3Q-08 Unrealized Gain (Loss)	9 mos. 2008 Unrealized Gain (Loss)
High yield corporates	36.3%	34.3%	$23.5	AAA	$(3.7)	$278.0
Trust preferred	46.2%	43.2%	6.3	AAA	11.4	69.8
Market value CDOs of corporates	41.6%	37.5%	3.7	AAA	0.7	46.0
Investment grade corporates	28.7%	29.6%	2.3	AAA	(0.6)	6.2
Commercial real estate	49.0%	48.9%	0.8	AAA	0.1	7.5
CDO of CDOs (corporate)	1.7%	5.1%	0.1	AAA	0.5	0.4
Total	38.2%	36.1%	$36.6	AAA	$8.4	$408.0

Unrealized Gain on CDS Associated with Commercial Mortgage-Backed Securities by Year Issued as of September 30, 2008 (2):

Vintage	Original Subordination	Current Subordination	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	3Q-08 Unrealized Gain (Loss)	9 mos. 2008 Unrealized Gain (Loss)
2004 and Prior	19.7%	22.1%	$0.3	AAA	$0.5	$5.5
2005	27.6%	28.6%	3.4	AAA	0.4	50.9
2006	27.2%	27.8%	2.0	AAA	(0.1)	20.6
2007	35.8%	35.9%	0.2	AAA	(0.1)	2.4
2008	—	—	—	—	—	—
Total	27.4%	28.3%	$5.9	AAA	$0.7	$79.3

Unrealized Gain on CDS Associated with RMBS by Year Issued as of September 30, 2008 (3):

Vintage	Original Subordination	Current Subordination	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	3Q-08 Unrealized Gain (Loss)	9 mos. 2008 Unrealized Gain (Loss)
2004 and Prior	5.2%	13.0%	$0.5	A+	$(2.5)	$(8.8)
2005	24.1%	48.7%	5.2	AA+	(7.2)	71.4
2006	16.1%	22.6%	6.2	AA+	(12.5)	131.5
2007	16.4%	18.4%	9.5	AA	(77.5)	(133.3)
2008	—	—	—	—	—	—
Total	17.9%	26.9%	$21.3	AA	$(99.8)	$60.8

Unrealized Gain on CDS Associated with RMBS by Asset Type as of September 30, 2008 (3):

Asset Type	Original Subordination	Current Subordination	Net Par Outstanding (in billions)	Wtd. Avg. Credit Rating	3Q-08 Unrealized Gain (Loss)	9 mos. 2008 Unrealized Gain (Loss)
Alt-A loans	20.4%	23.5%	$6.6	AA-	$(100.3)	$(167.6)
Prime first lien	10.4%	12.2%	9.0	AAA	0.6	25.8
Subprime lien	26.9%	53.9%	5.7	AA-	(0.1)	202.6
Total	17.9%	26.9%	$21.3	AA	$(99.8)	$60.8

(1) Corporate collateralized loan obligations, market value CDOs, and trust preferred securities include all U.S. structured finance pooled corporate obligations and international pooled corporate obligations.

(2) Commercial mortgage-backed securities is comprised of commercial U.S. structured finance and commercial international mortgage backed securities.

(3) Residential mortgage-backed securities is comprised of prime and subprime U.S. mortgage-backed and home equity securities and residential international mortgage-backed and home equity securities.

(4) Other includes all other U.S. and international asset classes, such as commercial receivables and international infrastructure and pooled infrastructure securities. The unrealized loss in other is primarily attributable to a change in the call date assumption for a particular wrapped UK utility transaction and a ratings downgrade on a film securitization transaction.  Other also includes management’s estimate of credit related impairments for the Company’s credit derivative exposures.

(5)  Represents the sum of subordinate tranches and over-collateralization and does not include any benefit from excess interest collections that may be used to absorb losses.

Assured Guaranty Ltd.

CDOs of ABS Profile

(dollars in millions)

Financial Guaranty Direct Collateralized Debt Obligations of Asset-Backed Securities (CDOs of ABS)(1) Net Par Outstanding by Type of CDO, by Year Insured and by Collateral:

			Type of Collateral as a Percent of Total Pool							Ratings as of September 30, 2008
Year Insured	Legal Final Maturity(2)	Net Par Outstanding	ABS	RMBS (Includes Subprime)	Comm. MBS (CMBS)(3)	CDOs of Investment Grade Corporate	CDOs of ABS	Total Collateral Pool	U.S. Subprime First Lien RMBS	S&P	Moody’s	Original AAA Sub- ordination(6)	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

CDOs of Mezzanine ABS(3):
2001	2017	$113.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	25.1%	25.1%	30.3%
2001	2016	59.7	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	28.1%	28.1%	40.1%
2002	2017	105.3	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.6%	24.6%	38.9%
2002	2017	101.7	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	22.1%	22.1%	29.7%
2002	2017	88.7	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	35.0%	35.0%	48.0%
2002	2017	68.4	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.0%	24.0%	33.1%
2003	2018	126.0	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	20.0%	20.0%	25.4%
2003	2038	74.9	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	23.0%	38.0%	50.4%
2003	2018	48.0	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	63.0%	63.0%	66.1%
	Subtotal:	$786.3	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	27.2%	28.6%	37.7%

CDOs of High Grade ABS(4):
No CDO of ABS business written

CDOs of Pooled AAA ABS(5):
2003	2010	682.5	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%
	Subtotal:	$682.5	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%

Total:		$1,468.9	16%	16%	66%	2%	0%	100%	0%	AAA	Aaa	14.6%	21.1%	26.0%

(1) A “CDO of ABS” is a collateralized debt obligation (CDO) transaction whose collateral pool consists primarily of asset-backed securities (ABS), including mortgage-backed securities (MBS).  ABS transactions securities generally represent an ownership interest in a trust that contains collateral supporting the notes.  Those interests are divided into several tranches that can have varying levels of subordination, credit protection triggers and credit ratings.

(2) “Legal Final Maturity” represents the final date for payment specified in the transaction documents and does not take into account prepayments that shorten the expected maturity and weighted average life.

(3) “CDOs of Mezzanine ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised primarily of mezzanine tranches rated BBB or lower.  The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS is comprised of mezzanine tranches of CMBS transactions and senior unsecured debt issued by commercial property REITs.  The transactions to which Assured has exposure are static pools rather than actively managed transactions, and the collateral in these static pools was originated primarily in the period from 1997-2003. The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS had weighted average ratings, based on rating information as of September 30, 2008, as follows: 17% AAA, 8% AA, 13% A, 44% BBB and 18% below investment grade (BIG).

(4) “CDOs of High Grade ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of mezzanine tranches rated single-A or higher.

(5) “CDOs of Pooled AAA ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of the senior-most AAA rated securities.  Assured’s exposure to CDOs of Pooled AAA ABS was rated, based on rating information as of September 30, 2008: 100% AAA.

(6)  Represents the sum of subordinate tranches and over-collateralization and does not include any benefit from excess interest collections that may be used to absorb losses.

Assured Guaranty Ltd.

Non-Investment Grade Exposures

As of September 30, 2008

(dollars in millions)

	Weighted Average	Net Par	Average
Non-Investment Grade Exposures by Asset Type:	Remaining Life	Outstanding	Rating (1)

U.S. public finance
Municipal utilities	25.2	$468	B
General obligation	13.8	44	BB
Tax backed	16.0	44	BB
Healthcare	11.3	30	B-
Transportation	15.4	24	C
Housing	13.7	3	B-
Investor-owned utilities	9.8	2	BB+
Higher education	13.2	1	BB+
Other public finance	33.4	342	BB+
Total U.S. public finance	26.4	$958	B+

U.S. structured finance
Prime mortgage-backed and home equity	7.2	$2,162	CCC
Subprime mortgage-backed and home equity	11.4	444	B+
Pooled corporate obligations	2.8	15	B-
Commercial receivables	1.9	0	CCC-
Other structured finance	9.8	34	B
Total U.S. structured finance	7.9	$2,654	CCC

International
Insurance securitizations	12.3	$923	BB+
Infrastructure and pooled infrastructure	10.1	79	B+
Total international	12.2	$1,002	BB

Total non-investment grade exposures	12.7	$4,614	B

Top Ten Non-Investment Grade Exposures as of September 30, 2008

	Weighted Average	Net Par	Average
Name or Description	Remaining Life	Outstanding	Rating (1)	Segment
CWHEQ Revolving Home Equity Loan Trust 2007-D	6.7	$627	CCC	Direct
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	5.7	560	CCC	Direct
Ballantyne Re PLC Class A-2 Floating Rate Notes	13.8	500	B	Direct
Jefferson County, Alabama Sewer	25.6	457	B	Reinsurance
Orkney Re II, PLC	10.6	423	BB-	Direct
Private Student Loan Transaction	33.5	152	BB+	Reinsurance
Private Student Loan Transaction	29.2	110	BB+	Reinsurance
ACE Home Equity Loan Trust 2007-SL2	3.6	109	CCC	Direct
SACO I Trust 2005-GP1	3.0	91	D	Direct
Morgan Stanley Mortgage Loan Trust 2006-5AR	5.4	91	B	Direct
Total	12.8	$3,120	B-

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net Par Outstanding by Credit Monitoring Category (1)

	September 30, 2008
Description:	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$222,597	97.9%

Closely monitored credits:
Category 1	1,368	0.6%	41
Category 2	1,422	0.6%	26
Category 3	1,892	0.8%	47
Category 4	20	—	14
CMC Total	4,702	2.1%	128

Other below investment grade risk	44	—	66
Total	$227,342	100.0%

	December 31, 2007
Description:	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$198,133	98.9%

Closely monitored credits:
Category 1	1,288	0.6%	36
Category 2	743	0.4%	12
Category 3	71	—	16
Category 4	24	—	16
CMC Total	2,126	1.1%	80

Other below investment grade risk	20	—	46
Total	$200,279	100.0%

(1)  Assured’s surveillance department is responsible for monitoring the Company’s portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 4)

As of September 30, 2008

(dollars in millions)

25 Largest U.S. Public Finance Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
State of California General Obligation & Leases	$1,560	A+
State of New Jersey General Obligation & Leases	1,185	AA-
Commonwealth of Massachusetts General Obligation & Bay Transportation	1,031	A
Commonwealth of Puerto Rico General Obligation & Leases	1,008	BBB-
New York City General Obligation & Leases	1,007	A+
City of Chicago General Obligation & Leases	996	AA-
State of New York General Obligation & Leases	986	A+
Los Angeles Unified School District	897	AA
Miami-Dade County Florida Aviation Authority	886	A
State of Washington General Obligation	833	AA
San Francisco Airport Commission	808	A
Denver International Airport System	795	BBB-
Chicago Public Building Commission - Chicago Board of Education	721	A
District of Columbia General Obligation	708	A
Metropolitan Transportation Authority (New York) - Transportation Revenue	701	A
Long Island Power Authority	700	A-
Port Authority of New York & New Jersey	678	AA-
Florida State General Obligation	675	AA
Puerto Rico Highway & Transportation Authority	638	BBB
Michigan State General Obligation	626	AA+
Hawaii State General Obligation	616	AA
New York City Municipal Water Finance Authority	586	AA+
Miami-Dade County School Board	548	A
Pennsylvania State Turnpike Commission	534	A+
Florida State Department of Environmental Protection	477	A+
Total top 25 U.S. public finance exposures	$20,205

10 Largest Healthcare Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)	State
Iowa Health System	$418	AA-	IA
Methodist Health System	303	A	TN
Essentia Health	262	A-	MN
Integris Health, Inc.	255	AA	OK
Meridian Health System Obligated Group	212	A-	NJ
Adventist Health System / Sunbelt	210	A+	FL
Catholic Healthcare West	207	A	CA
Lifebridge Health	207	A	MD
Spartanburg Regional Healthcare System	198	AA-	SC
Centracare Health System	196	A	MN
Total top 10 healthcare exposures	$2,466

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 4)

As of September 30, 2008

(dollars in millions)

50 Largest U.S. Structured Finance Exposures

	Net Par		Credit
Credit Name:	Outstanding	Rating(1)	Enhancement
Deutsche Alt-A Securities Mortgage Loan 2007-2	$1,049	BBB	10.5%
Private - CDO	1,001	AAA	32.0%
Discover Card Master Trust I Series A	1,000	AAA / Super senior	57.5%
Ares Enhanced Credit Opportunities Fund	922	AAA	39.5%
Field Point III & IV, Limited	909	AA-	33.5%
Prospect Funding I LLC	831	AAA	32.8%
Goldentree Credit Opportunities Financing I	811	AAA	50.3%
Park Avenue Receivables Company LLC	772	AAA	2.5%
Private - CDO	713	AAA	19.1%
MortgageIt Securities Corp. Mortgage Loan 2007-2	685	AAA / Super senior	11.2%
Private RMBS Re-Remic	662	AAA / Super senior	27.0%
Private - CDO	660	AAA	40.6%
Applebee’s Enterprises LLC	633	BBB-	37.5%
CWHEQ Revolving Home Equity Loan Trust 2007-D	627	CCC	0.0%
Private RMBS Re-Remic	623	AAA / Super senior	27.8%
Sandelman Finance 2006-1 Limited	623	AA	33.4%
Private RMBS Re-Remic	603	AAA / Super senior	27.3%
Private RMBS Re-Remic	602	AAA / Super senior	26.4%
Private Structured Credit	600	BBB+	Private
Citibank Omni Master Trust	595	AAA / Super senior	30.0 / 34.0%
Field Point I & II, Limited	590	AA-	32.2%
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	560	CCC	0.0%
Inwood Park CDO Ltd.	551	AAA / Super senior	42.4%
Liberty CLO Ltd	530	AAA / Super senior	40.8%
Deutsche Alt-A Securities Mortgage Loan 2007-3	528	A	16.5%
LIICA Holdings, LLC	495	AA	28.7%
Aaa Trust 2007-2	491	A	44.7%
Private - CDO	486	AAA	45.2%
Private RMBS Transaction	485	A-	8.2%
Shenandoah Trust Capital I Term Securities	484	A+	20.2%
Private RMBS Re-Remic	463	AA-	25.6%
SLM Private Credit Student Loan Trust 2007	450	AAA	10.5%
Private RMBS Re-Remic	449	AAA	38.2%
Synthetic CDO - IG Corporate	438	AAA / Super senior	30.0%
Synthetic CDO - IG Corporate	438	AAA / Super senior	30.0%
Synthetic CDO - IG Corporate	438	AAA / Super senior	30.0%
Impac CMB Trust Series 2007-A	427	A+	8.1%
McDonnell Loan Opportunity Fund II	400	AAA	20.5%
SLM Student Loan Trust 2007	392	AAA	6.3%
Wasatch CLO, Limited	389	AAA	22.9%
Southfork Clo Ltd. Series 2005-A1 Class A1G	380	AAA / Super senior	31.0%
Newstar Credit Opportunities Funding II	376	AA	21.6%
Cent CDO XI Limited	373	AAA	22.6%
SLM Private Credit Student Loan Trust 2006	356	AAA	10.9%
ACS 2007-1 Pass Through Trust G-1	339	A	39.4%
Synthetic CDO - IG Corporate	335	AAA / Super senior	30.0%
Private - CDO	335	AAA	42.4%
Comstock Funding Limited	326	AAA	28.1%
Mountain View CLO II	322	AAA	23.9%
United Commercial Mortgage Securities 2007-1	319	A	8.1%
Total top 50 U.S. structured finance exposures	$27,864

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 3 of 4)

As of September 30, 2008

(dollars in millions)

25 Largest International Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
Prime European RMBS	$1,432	AAA / Super senior
Permanent Master Issuer PLC	1,346	AAA
Arkle Master Issuer PLC	1,335	AAA
Gracechurch Mortgage Financing PLC	1,331	AAA
Granite Master Issuer PLC	1,154	AAA
Graphite Mortgages PLC Provide Graphite 2005-2	1,125	AAA / Super senior
Essential Public Infrastructure Capital III	1,016	AAA / Super senior
Essential Public Infrastructure Capital II	990	AAA / Super senior
Paragon Mortgages (No.13) PLC	860	AAA
International Infrastructure Pool	770	AAA / Super senior
International Infrastructure Pool	770	AAA / Super senior
International Infrastructure Pool	770	AAA / Super senior
Synthetic CDO - IG ABS	683	AAA / Super senior
United Utilities Water PLC	637	A
Stichting Profile Securitisation I	615	AAA / Super senior
Taberna Europe CDO II PLC	612	AAA
National Grid Gas PLC	560	A
Northumbrian Water PLC	558	BBB+
Global Senior Loan Index Fund 1 B.V.	557	AAA / Super senior
Nemus Funding No.1 PLC	543	AAA / Super senior
Harvest CLO III	500	AAA
Ballantyne Re PLC Class A-2 Floating Rate Notes	500	B
National Grid Electricity Transmission PLC	497	A
Taberna Europe CDO I PLC	466	AAA
RMF Euro CDO V PLC	463	AAA
Total top 25 international exposures	$20,088

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 4 of 4)

As of September 30, 2008

(dollars in millions)

10 Largest Residential Mortgage Servicers Exposures

Net Par
Servicer:	Outstanding
Countrywide Home Loans, Inc.	$4,381
Wells Fargo Home Mortgage, Inc.	2,902
Northern Rock PLC	2,279
Residential Funding Corporation	2,245
European Mortgage Servicer (Private Transaction)	1,432
Halifax PLC	1,351
Cheltenham & Gloucester PLC	1,335
Barclays Bank PLC	1,331
EMC Mortgage Corp	1,201
Paragon Finance PLC	860
Total top 10 residential mortgage servicers exposures	$19,316

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of September 30, 2008			As of December 31, 2007
	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$537	$740	$1,277	$302	$629	$931
Contingency reserve	680	—	680	582	—	582
Policyholders’ surplus	426	1,250	1,676	400	1,097	1,497
Loss & loss adjustment expense reserves (3)	10	44	54	12	18	30
Total policyholders’ surplus and reserves	$1,653	$2,034	$3,687	$1,296	$1,744	$3,040

Claims paying resources
Policyholders’ surplus	$426	$1,250	$1,676	$400	$1,097	$1,497
Contingency reserve	680	—	680	582	—	582
Qualified statutory capital	1,106	1,250	2,356	982	1,097	2,079
Unearned premium reserve (2)	537	740	1,277	302	629	931
Loss and loss adjustment expense reserves (3)	10	44	54	12	18	30
Total policyholders’ surplus and reserves	1,653	2,034	3,687	1,296	1,744	3,040
Present value of installment premium (d)	551	363	915	554	366	920
Standby line of credit/stop loss	280	200	480	280	200	480
Total claims paying resources	$2,484	$2,597	$5,082	$2,130	$2,310	$4,440

Net par insured outstanding	$112,064	$115,340	$227,342	$94,127	$106,253	$200,279
Net debt service outstanding	$164,713	$191,061	$355,712	$128,351	$174,173	$302,413

Ratios:
Net par insured to statutory capital	101:1	92:1	96:1	96:1	97:1	96:1
Capital ratio (4)	149:1	153:1	151:1	131:1	159:1	145:1
Financial resources ratio (5)	66:1	74:1	70:1	60:1	75:1	68:1

(1)    Assured Guaranty Re Ltd. (AG Re) numbers are the Company’s estimate of U.S. statutory as the company files Bermuda statutory financial statements.

(2)    Unearned premium reserve for AG Re is U.S. GAAP based, includes unearned revenues on credit derivatives and is net of prepaid reinsurance premiums.

(3)    Loss and loss adjustment reserves for AG Re are U.S. GAAP based, includes loss reserves for credit derivatives and is net of reinsurance recoverable and portfolio reserves.

(4)    The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(5)    The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

	Year Ended December 31,
	9 Months 2008	2007	2006	2005
GAAP Summary Income Statement Data

Gross written premiums	$534.4	$424.5	$261.3	$192.1
Net earned premiums	184.0	159.3	144.8	139.4
Realized gains and other settlements on credit derivatives	89.4	74.0	73.9	57.1
Net investment income	120.2	128.1	111.5	96.8
Total expenses	310.9	161.4	150.4	70.7
Income (loss) before provision for income taxes	422.2	(463.0)	190.0	229.6
Net income (loss)	312.7	(303.3)	159.7	188.4
Operating income (b)	71.0	178.0	157.2	190.0

Net income (loss) per diluted share	$3.55	$(4.46)	$2.15	$2.53
Operating income per diluted share	$0.81	$2.57	$2.12	$2.55

Financial Ratios:
Loss and LAE ratio (e)	70.9%	3.4%	(3.3)%	(35.0)%
Expense ratio (e)	41.8%	55.8%	59.2%	58.9%
Combined ratio (e)	112.7%	59.2%	55.9%	23.9%
GAAP Summary Balance Sheet Data (End of Period)

Total investments and cash	$3,538.6	$3,147.9	$2,469.9	$2,256.0
Total assets	4,442.7	3,762.9	2,931.6	2,689.8
Unearned premium reserves	1,231.8	887.2	631.0	524.6
Loss and LAE reserves	165.9	125.6	115.9	117.4
Senior notes	197.4	197.4	197.4	197.3
Series A Enhanced Junior Subordinated Debentures	149.8	149.7	149.7	—
Shareholders’ equity	2,089.9	1,666.6	1,650.8	1,661.5
Book value per share	$22.98	$20.85	$24.44	$22.22
Other Financial Information:
Net debt service outstanding (end of period)	$355,712	$302,413	$180,174	$145,694
Gross debt service outstanding (end of period)	362,112	307,657	181,503	148,836
Net par outstanding (end of period)	227,342	200,279	132,296	102,465
Gross par outstanding (end of period)	232,029	204,809	133,303	105,258

Consolidated qualified statutory capital	2,356	2,079	1,658	1,545
Consolidated policyholders’ surplus and reserves	3,687	3,040	2,374	2,182

Ratios:
Par insured to statutory capital	96:1	96:1	80:1	66:1
Capital ratio(1)	151:1	145:1	109:1	94:1
Financial resources ratio(2)	70:1	68:1	53:1	48:1

Gross debt service written:
U.S. public finance	$58,861	$66,190	$13,261	$13,335
U.S. structured finance	11,801	42,414	28,902	16,724
International	9,396	24,971	17,979	5,729
Total gross debt service written	$80,058	$133,575	$60,142	$35,788

Net debt service written	78,944	129,872	59,775	35,440
Net par written	48,195	84,686	50,541	26,020
Gross par written	48,859	88,117	50,892	26,320

(1)      The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(2)      The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Appendix

Credit Derivatives

(dollars in millions)

As part of its financial guaranty (FG) insurance business, the Company selects, structures and sells credit protection through credit default swaps (“CDS”) in the institutional fixed income markets. The Company generates revenues through the premiums paid by third parties to insure against the risk of default on the assets underlying the CDS. In this appendix, the Company has presented the credit swap premiums in its financial guaranty direct and financial guaranty reinsurance segments, which were included in prior period financial information in Gross written premiums, Net written premiums, Net earned premiums, Loss and loss adjustment expenses (recoveries) and Acquisition Costs. The effect of these credit derivative premiums has been included in “Realized gains and other settlements on credit derivatives” and “Unrealized gains (losses) on credit derivatives” in income statements. Management’s decision to reclassify these amounts was based on evolving financial guaranty industry practice.  Management believes that this reclassification will increase comparability of its financial statements with other companies who participate in the CDS market. These reclassifications had no impact on underwriting gain (loss), loss and loss adjustment expense ratio, expense ratio, combined ratio, operating income or net income.

	1Q-07			2Q-07			3Q-07			4Q-07
Credit derivatives included in:	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG

Gross written premiums	$17.4	$—	$17.4	$17.1	$—	$17.1	$20.9	$—	$20.9	$26.0	$—	$26.0

Net written premiums	17.0	—	17.0	16.4	—	16.4	19.9	—	19.9	25.0	—	25.0

Net earned premiums (1)	16.8	—	16.8	16.3	—	16.3	17.6	—	17.6	22.0	—	22.0

Loss and loss adjustment expenses (recoveries):
Net credit derivative losses paid (recovered) and payable (recoverable) (1)	(0.0)	—	(0.0)	(0.0)	—	(0.0)	(0.0)	—	(0.0)	(0.0)	—	(0.0)
Incurred losses on credit derivatives (2)	0.6	—	0.6	0.7	—	0.7	1.8	—	1.8	0.5	—	0.5
Total loss and loss adjustment expenses (recoveries)	0.5	—	0.5	0.7	—	0.7	1.7	—	1.7	0.5	—	0.5

Acquisition costs (1)	0.0	—	0.0	(0.1)	—	(0.1)	0.1	—	0.1	(0.2)	—	(0.2)

	1Q-08			2Q-08			3Q08
Credit derivatives included in:	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG

Gross written premiums	$28.8	$5.1	$33.8	$33.4	$1.1	$34.5	$25.3	$1.8	$27.0

Net written premiums	27.6	5.1	32.7	32.3	1.1	33.4	24.2	1.8	26.0

Net earned premiums (1)	27.3	0.5	27.8	30.6	0.8	31.5	28.4	2.1	30.5

Loss and loss adjustment expenses (recoveries):
Net credit derivative losses paid (recovered) and payable (recoverable) (1)	—	—	—	—	—	—	—	—	—
Incurred losses on credit derivatives (2)	3.2	—	3.2	5.6	—	5.6	10.1	—	10.1
Total loss and loss adjustment expenses (recoveries)	3.2	—	3.2	5.6	—	5.6	10.1	—	10.1

Acquisition costs (1)	(0.1)	(0.2)	(0.2)	0.2	(0.3)	(0.1)	0.2	(0.7)	(0.5)

(1) Included in “Realized gains and other settlements on credit derivatives” in income statements.

(2) Included in “Unrealized gains (losses) on credit derivatives” in income statements.

Glossary

Below are the brief descriptions of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s 10-K report.

Other public finance: primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

Mortgage-backed and home equity: includes individual and repackaged securities backed by either prime, Alt-A, or subprime first and second lien mortgages.

Consumer receivables: principally includes auto loan receivables and credit card receivables.

Commercial mortgage-backed securities: includes individual and repackaged securities backed by commercial mortgage-backed securities.

Commercial receivables: includes equipment loans or leases, fleet auto financings and franchise loans.

Structured credit: includes whole business securitizations and intellectual property securitizations. Whole business securitizations are obligations backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

Other structured finance: includes, manufactured housing, collateralized debt obligations of asset-backed securities and other securitizations not included in other asset classes.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of financial guaranty and credit derivative gross written premiums, or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6% per year. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for Assured by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and the net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives (“credit derivative revenues”) does not adequately measure. Actual future net earned or written premiums and credit derivative revenues may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income (loss) excluding i) after-tax realized gains (losses) on investments and ii) after-tax unrealized gains (losses) on credit derivatives and the fair value adjustment of the Company’s committed capital securities, other than the Company’s net estimate of after-tax incurred case and portfolio loss and loss adjusted expense reserves for credit derivatives. Operating return on equity (ROE) represents operating income as a percentage of average shareholders’ equity, excluding accumulated other comprehensive income and after-tax unrealized gains (losses) on credit derivatives. Management believes that operating income and operating ROE are useful measures for management, investors and analysts because the presentation of operating income and operating ROE enhance the understanding of Assured’s results of operations by highlighting the underlying profitability of Assured’s business. Realized gains (losses) on investments and unrealized gains (losses) on credit derivatives and the fair value adjustment of the Company’s committed capital securities, other than the portion attributable to the Company’s net estimate of incurred case and portfolio loss and loss adjustment expense reserves for credit derivatives, are excluded because the amount of both of these gains (losses) is heavily influenced by, and fluctuates, in part, according to changes in market interest rates, credit spreads and other factors that management cannot control or predict. These measures should not be viewed as substitutes for net income (loss) or ROE determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined as shareholders’ equity (book value) plus the after-tax value of the unearned premium reserve net of prepaid reinsurance premiums, the after-tax value of unearned premium on credit derivatives net of prepaid reinsurance premiums and the after-tax net present value of estimated future installment premiums in force, less future ceding commissions, discounted at 6%, less after-tax deferred acquisition costs. Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in force premiums and shareholders’ equity. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors that management cannot control or predict. This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future installment premiums from our financial guaranty and credit derivative in force books of business, net of reinsurance and discounted at 6%. Management believes that net present value of estimated future installment premiums in-force is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated financial guaranty and credit derivative installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

(e) Loss ratio, which is a non-GAAP financial measure, is defined as loss and loss adjustment expenses (recoveries) plus the Company’s net estimate of credit derivative incurred case and portfolio loss and loss adjustment expense reserves, which is included in unrealized gains (losses) on credit derivatives, plus net credit derivative losses (recoveries), which is included in realized gains and other settlements on credit derivatives, divided by net earned premiums plus net credit derivative premiums earned, which is included in realized gains and other settlements on credit derivatives. Expense ratio is calculated by dividing the sum of ceding commissions expense (income), profit commission expense, acquisition costs and operating expenses by net earned premiums plus net credit derivative premiums earned, which is included in realized gains and other settlements on credit derivatives. Combined ratio, which is a non-GAAP financial measure, is the sum of the loss ratio and the expense ratio. Management believes that loss, expense and combined ratios are useful measures for management, investors and analysts to measure the Company’s underwriting performance. There are no comparable GAAP financial measures.

For adjusted book value, net present value of estimated future installment premiums in force, and PVP, Assured uses 6% as the present value discount rate because it is the approximate taxable equivalent yield on Assured’s investment portfolio for the periods presented.

Contacts:

Equity Investors and Media
Sabra Purtill
Managing Director, Global Communications
and Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Ross Aron
Associate, Investor Relations
(212) 261-5509
raron@assuredguaranty.com

Assured Guaranty Ltd.	Fixed Income Investors
30 Woodbourne Avenue	Michael Walker
Hamilton HM 08	Director, Fixed Income Investor Relations
Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com

Media:
Ashweeta Durani
Vice President, Global Communications
and Media Relations
(212) 408-6042
adurani@assuredguaranty.com